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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): July 23, 2003

                          FIRST SENTINEL BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                      000-23809                  22-3566151
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(State or other jurisdiction      (Commission File No.)        (I.R.S. Employer
      of incorporation)                                      Identification No.)

                          1000 Woodbridge Center Drive
                             Woodbridge, New Jersey
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                    (Address of principal executive offices)

                                      07095
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                                   (Zip Code)

                                 (732) 726-9700
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Items 1 through 6, 8, 10 and 11. Not Applicable.


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Item 7.  Financial Statements and Exhibits.
      (a) Not Applicable
      (b) Not Applicable
      (c) Exhibits.

      The following exhibits are filed as part of this Report:

            Exhibit No.     Description
            -----------     -----------

            99.1 Press Release, dated July 23, 2003, announcing financial results for the quarter ended June 20, 2003.

Item 9. Regulation FD Disclosure (Information Provided Pursuant to Item 12).

      On July 23, 2003, First Sentinel Bancorp, Inc. (the "Company") issued a press release reporting its financial results for the quarter ended June 30, 2003. A copy of the Company's press release is attached as Exhibit 99.1 to this Report.

      This Current Report on Form 8-K and the press release attached hereto are also being furnished by the Company pursuant to Item 12 of Form 8-K, insofar as they disclose historical information regarding the Company's results of operations and financial condition.

      The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRST SENTINEL BANCORP, INC.

                                       By: /s/ Christopher Martin
                                           -------------------------------------
                                           Christopher Martin
                                           President and Chief Executive Officer

DATE:  July 23, 2003


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                                  Exhibit Index

            Exhibit No.     Description
            -----------     -----------

            99.1 Press release, dated July 23, 2003, announcing financial results for the quarter ended June 30, 2003.